UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950 Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: CPH 0326
4 Copley Place, 5th Floor
Boston, MA 02116

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: September 30, 2014

Item 1.   Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Annual Report
September 30, 2014

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
7	Management’s Discussion of Fund Performance
IVA Worldwide Fund
10	Performance
11	Portfolio Composition
12	Schedule of Investments
IVA International Fund
22	Performance
23	Portfolio Composition
24	Schedule of Investments
32	Statements of Assets and Liabilities
33	Statements of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
41	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
51	Trustees and Officers
53	Additional Information
56	Fund Expenses
57	Important Tax Information

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World Ex-U.S. Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder,

This annual report covers the fiscal year ended September 30, 2014. Our two mutual funds, the IVA Worldwide Fund and the IVA International Fund (“the Funds”), performed well during the recently completed year. Additionally, the Funds’ investment adviser, International Value Advisers, LLC (“IVA”) remains pleased with the Funds’ performance since inception on October 1, 2008 through September 30, 2014.

The prior year was one that saw equity markets hover near and set new highs over the course of the 12 months. During this period, your Funds were cautiously positioned by our two co-portfolio managers, Charles de Vaulx and Chuck de Lardemelle, with cash balances averaging 34% in the IVA Worldwide Fund and 28% in the IVA International Fund. While performance lagged a little in the IVA Worldwide Fund Class A, at net asset value, versus its benchmark, the MSCI All Country World Index (Net), 8.00% versus 11.32%, the IVA International Fund Class A, at net asset value, outperformed its benchmark, the MSCI All Country World (ex-U.S.) Index (Net) 7.05% versus 4.77%. IVA is thrilled with these results as it highlights that our stock selection has been able to offset the dilution resulting from our large cash balances. Cash is a fundamental component of how we manage our clients’ money (and ours as well; we eat our cooking at IVA) as we are long-term absolute return investors equally weighing capital preservation of your money versus our attempt to outperform a benchmark over a full economic cycle.

Below is a quote from Charles de Vaulx, co-portfolio manager and chief investment officer, from our conference call on September 23, 2014:

“We say, historically, equities have returned 7%-9%, and to take the kinds of risks one takes owning equities, you should insist on an 8% type of return. And one of the most fallacious, one of the worst arguments today is the idea that low interest rates may justify paying up for equities. And I think we have to turn the question around and basically say, why on earth are interest rates so low? What is wrong?”

The comments stressed above from our chief investment officer, Charles de Vaulx, are included as a continued reminder that in order to commit your assets to an investment, the potential return profile must justify the risk. The claim today is that holding cash yielding zero is irresponsible even if markets appear fully priced and thus, potentially, offer themselves a suboptimal return. That is not the way we manage money at IVA. As emphasized by Charles, we insist upon a reasonable margin of safety and what we consider an acceptable return profile when initiating a new investment. To allow a globally manipulated interest rate market to provide an excuse for us to buy unsuitable investments is not an option at IVA. We will continue to try to achieve returns that are as resilient as possible in down markets and because we place a big emphasis on not losing money, we will hold cash when we believe attractive discounts are unavailable.

It is tremendously fulfilling to build IVA and the Funds. We hope that in the process we are nurturing a culture where everyone at IVA respects the work we are doing for our clients.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

3

Letter from the Portfolio Managers	IVA Funds

November 3, 2014

Dear Shareholder,

Over the period under review, October 1, 2013 to September 30, 2014, your Funds continued to deliver good absolute returns (8.00% for the IVA Worldwide Fund Class A, at net asset value, and 7.05% for the IVA International Fund Class A, at net asset value, respectively), well in excess of inflation and nominal GDP growth.

Even though many markets rose and, hence, valuation became even steeper during that period, we were able to find a few new opportunities, especially in Hong Kong, therefore our equity exposure actually rose in the International Fund to 60% at period end while it remained almost unchanged in the Worldwide Fund, 52% as of September 30, 2014.

Still, those remain pretty low equity exposures. Why is that? Because over the past five and a half years, many asset classes and individual securities have seen their valuation go up significantly, driven in part by very low interest rates in developed countries and by a huge rebound in corporate profits for many companies around the world. Looking at thousands of individual securities globally (stocks and also corporate bonds), our 10 analysts are finding mostly fully priced securities and quite a few overpriced ones as well. We are struggling to find genuine bargains, i.e. stocks offering at least a 30% discount to their intrinsic value estimates. The “V” in IVA Funds stands for “Value” and we are willing to let the cash levels of your Funds remain at elevated levels as long as we are not able to find what we consider enough cheap new investment securities. The idea that because rates are low we should use higher multiples to value businesses and also accept modest margins of safety has no appeal to us. That idea, frankly, strikes us as being a trap, the same way so many value investors thought it was acceptable in 2006 and 2007 to buy securities that seemed cheap, yet were not safe with their excessively leveraged balance sheets. Instead of fantasizing that low rates should justify higher valuations (as in the “Fed Model”), investors should ask themselves: Why are rates so low today? Why do so many Central Banks globally need “Quantitative Easing” and “Financial Repression”?Perhaps they should read the recent report “Deleveraging? What Deleveraging?” (Buttiglione, Lane, Reichlin and Rheinhart, Geneva Reports on the World Economy, September 16, 2014) where the writers argue that “Contrary to widely held beliefs, the world has not yet begun to delever and the global debt to GDP is still growing, breaking new highs,” as the debt build up led by the developed economies until 2008 has been substituted by a debt build up in the emerging economies, in particular China but also to some extent in the “Fragile Eight” group comprised of India, Turkey, Brazil, Chile, Argentina, Indonesia, Russia and South Africa. This report came out just a few months after the Bank for International Settlements 2013/2014 Annual Report expressed grave concerns about the “limited room for maneuver in macroeconomic policy,” with “fiscal policy generally under strain...and monetary policy testing its outer limit.” So if the world remains such an imbalanced and indebted place, you could actually argue that these ultra-low interest rates should be encouraging investors to ask for a much higher equity risk premium, using moderate multiples and insisting on healthy margins of safety instead of a lower equity risk premium i.e., using higher multiples and narrower discounts.

It is interesting to remember in 2006 and 2007 how many commentators were talking about “decoupling” i.e., trying to convince us that many western economies would probably witness a bursting of their credit bubbles while many emerging economies would keep growing nicely and “decouple,” including China. That made no sense to us as China was then (and still is today) a vast export oriented economy. It is ironic today for us

4

Letter from the Portfolio Managers	IVA Funds

to fear the opposite, i.e., the distinct possibility that “Global Markets Catch the Chinese Flu” (The Wall Street Journal article by Ruchir Sharma, October 17, 2014).

We certainly do not intend to be “long term owners of cash” (Dylan Grice) but we are happy to wait patiently for genuine bargains to surface. We do not have a bunker mentality, we are always trying to identify cheap stocks and we do get excited when markets experience corrections (late January and early February 2014, late July and early August 2014, and during September 2014, the last month of the Funds’ fiscal year). These periods gave us a chance to do some “nibbling,” either finding a few new securities or adding to some existing positions. Our cash levels remain elevated in both Funds (36% in Worldwide and 25% in International). While we understand the drag on performance resulting from that cash, we are also mindful that cash has some “defensive” value as it can act as a buffer when markets correct while it also has “offensive” value as it is the ammunition that will allow us to hopefully pounce when financial assets get cheaper. Someone was recently explaining the significant optionality value of cash, by arguing that “cash is a perpetual call option on every asset class with no strike price and no expiration.” We would reason that in the case of the IVA Funds it is even more; i.e. cash is a perpetual call option on every security in the world, small or large, stock or bond, that would qualify as being, at the appropriate price, a good investment.

In the Management’s Discussion of Fund Performance (pages 7 to 9 in this Annual Report) we quantify for both the IVA Worldwide Fund and the IVA International Fund how their respective equity components performed during this past fiscal year ending September 30, 2014. As was the case last year, the significant outperformance illustrates vividly that individual stock picking is “alive and well,” even in today’s world of globalization and increased correlations. One thing that is striking and unusual today, and considering how pedestrian global economic growth is at this moment, is how high corporate profit margins are in so many industries and in so many countries around the world. To a large extent, stock picking is about trying to identify those companies that may maintain their high margins going forward and those that may not. This is not only due to the fact that wages may finally be able to grow in some parts of the world (in Japan, for instance) and impact margins but also due to the enormous changes that are altering the competitive landscape in so many industries. Think about the changes in retail (with e-commerce in particular), energy (with shale oil), technology (with cloud computing), consumer products (local brands challenging some of the global brands), etc. Over the past two years, one example that we have been giving of a company that was at risk to see its margins come down was Tesco, the UK based retailer. It was interesting to read Warren Buffett admit recently that owning Tesco was a “big mistake” for Berkshire Hathaway. The one country today where stock picking going forward may be about identifying companies with low margins where there is scope for margin improvement is Japan where many sectors (food, healthcare, etc...) remain too fragmented and offer scope for major consolidation. Japan, until now, has not been known for its vibrant mergers and acquisitions activity and takeovers (even friendly ones!) remain very taboo. We have been impressed, though, to see over the past few years how many Japanese companies have finally shown a willingness to increase dividend payout ratios and even conduct stock buybacks, instead of letting cash levels reach “extreme highs.” Stock picking does work quite well in Japan as certain performance numbers show in the Management’s Discussion of Fund Performance (pages 7 to 9). We still have decent size exposure to Japan in both Funds, but remain well hedged on our yen exposure.

Europe remains difficult for us as levels of indebtedness remain high, banks are somewhat undercapitalized and there are still major differences in labor cost competitiveness among many countries, with Germany still far ahead of all of its neighbors, and France and Italy having barely started to reform some of their structural issues. Stock picking remains

5

Letter from the Portfolio Managers	IVA Funds

difficult as “quality” stocks (often small and mid-cap) are not particularly cheap. We remain wary of the euro and are partially hedged as a result.

Junk bonds do not even offer high yields these days, so we have not been active. We shall patiently wait.

Our allocation to gold remains modest as ongoing disinflationary pressures and a rising U.S. dollar act as a headwind while there is still uncertainty as to which way real interest rates will go. Negative real interest rates remain a major positive for gold, but that would change if there was a perception that real rates may not stay negative in the future.

The fact that stock picking has been “alive and well” for the IVA Funds is interesting as an increasing number of advisors and clients go more and more passive, using index funds and exchange-traded funds (ETFs). We cannot blame them: why pay a high fee to “index huggers” and “closet indexers,” not to mention that too many funds seem to be more interested in “asset gathering” than genuine money management and investing. Even Warren Buffett instructed the trustee for his wife’s estate to put 10% in short-term government bonds and 90% in a very low cost S&P 500 Index Fund! (See our June 2014 newsletter on our website titled, “Active, Value, and Absolute versus Indexing). In many ways, the more so called “active managers” fail to beat their benchmark, the more room there is for a few of us to produce solid returns because of good stock picking over time. Please view our interview by Value Investor Insight on our website titled, “Winning by Not Losing” (January, 2014) to gain a flavor of certain lesser known stocks from around the world that are in your Funds’ portfolios. We should also highlight that passive investing may have its share of risks as well. A recent article in The Economist, “Emerging Trouble in the Future?” (October 25, 2014) discusses how regulators are getting worried that ETFs, which have grown from $416 billion in 2005 to $2.5 trillion today, might struggle to cope with an environment where some of that money decides to move out.

In conclusion, we are pleased with the performance of your Funds. We believe that financial assets will deliver modest returns for many years to come, based on their elevated valuation levels today and a difficult global economic outlook for the foreseeable future. “The purgatory of low returns” (James Montier) is challenging for everybody, but we believe that a pickup in volatility with continued solid stock picking should enable us to keep posting decent performance numbers as long as we keep following time tested rules. Warren Buffett says that “One gets the partners one deserves.” At IVA, we are fortunate to have as partners, very sophisticated advisers and clients who embrace our holistic approach and focus on value as well as our quest for returns that are as absolute as possible. We will strive to keep deserving our partners!

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Global equity markets delivered solid returns again for this fiscal year ending September 30, 2014 with the S&P 500 Index hitting a record high close on September 18, 2014, but it wasn’t a smooth ride. Global equity markets experienced significant volatility from late January 2014 to early February 2014, from late July 2014 to early August 2014, and for most of September 2014. In December 2013, the Federal Reserve announced they would begin tapering their quantitative easing program in early 2014 with it ending later that year despite continued slow economic growth. Towards the end of the fiscal year, equity markets fell as they digested the possibility of the Federal Reserve raising rates earlier than expected and the outlook for the global economy darkened with growth in Europe and China slowing. Additionally, the U.S. dollar strengthened significantly against most major currencies and crude oil fell sharply in the third quarter 2014.

Over the fiscal period, our equity exposure was relatively unchanged in the Worldwide Fund, 51.9% on September 30, 2014 versus 52.8% on September 30, 2013, while it increased in the International Fund, to 60.0% from 54.3%, respectively, as we found some new opportunities, specifically Henderson Land Development Co. Ltd. (financials, Hong Kong) and APT Satellite Holdings Limited (telecommunications, Hong Kong), and added to some existing positions, such as Hongkong & Shanghai Hotels Ltd. (consumer discretionary, Hong Kong) and Springland International Holdings Ltd. (consumer discretionary, China). Thus, our exposure to China (through Hong Kong listed equities) and Hong Kong rose to 7.2% from 3.4% this fiscal year in the International Fund.

We view most equity markets as fully valued, so a number of our stocks reached or are close to our intrinsic value estimate, thus we sold or trimmed them, especially in the Worldwide Fund within the energy and industrials sectors. Our exposure to those two sectors declined to 11.3% on September 30, 2014 from 14.4% a year prior in the Worldwide Fund. However, we believe there are still stock picking opportunities, especially when markets experience volatility like they did this fiscal year. Over this period we initiated a meaningful position in Samsung Electronics Co., Ltd. (technology, South Korea) in both Funds and added significantly to our position in News Corp. Classes ‘A’ and ‘B’ (consumer discretionary, U.S.) in the Worldwide Fund while this was a new position for the International Fund. Although this company is U.S. based, we believe the majority of its value comes from what we consider good businesses in Australia. We also added to some existing positions, such as Astellas Pharma Inc. (health care, Japan), Toho Co., Ltd. (consumer discretionary, Japan), Alten SA (technology, France), and Eutelsat Communications SA (consumer discretionary, France) in both Funds. In the U.S., we increased our exposure to DeVry Education Group Inc. (consumer discretionary) and Berkshire Hathaway Inc. Classes ‘A’ and ‘B’ (holding company), in particular.

Over the period, gold averaged a return of -9.0%, and detracted about -0.3% from the return in both Funds. We continue to view gold strictly as a hedge against extreme outcomes and because we view it as a hedge, we like to see it inversely correlated to equities, as it was this fiscal year. Our modest exposure was relatively unchanged in both Funds, 2.8% in the Worldwide Fund and 3.3% in the International Fund as of September 30, 2014.

Our corporate bond exposure declined to 5.3% on September 30, 2014 from 6.8% on September 30, 2013 in the Worldwide Fund as a few bonds were sold or called, while our exposure in the International Fund fell slightly, 5.7% versus 6.2%, respectively. For the most part, we did not find new opportunities in this area, which we view as fully valued, if not overvalued in some segments. Our sovereign fixed income exposure declined in both Funds over the period, to 3.4% on September 30, 2014 from 5.9% on September 30, 2013 in the Worldwide Fund and to 4.8% from 8.0%, respectively, in the International Fund. We trimmed

7

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

exposure to the Singapore dollar government bonds and sold the Hong Kong dollar bonds. We are concerned about China and devaluation of the Chinese currency, the renminbi, and how that could potentially affect the Hong Kong banking system and ultimately the Hong Kong dollar peg. Therefore, we believed there was more downside than upside in holding the Hong Kong dollar government bonds.

Our cash exposure remains elevated in both Funds: 36.3% in the Worldwide Fund and 24.8% in the International Fund as of September 30, 2014. It was the largest detractor from relative results in both Funds over the period, however, our good individual stock picking helped to offset the dilution from our cash exposure. As long-term, absolute return investors, cash plays a critical role in the portfolio: it is the ammunition to buy future bargains and it helps protect the portfolio on the downside, as demonstrated a few times this fiscal year.

As always, we remain focused on individual stock picking, absolute returns, and staying disciplined with our investment approach.

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 8.00% over the one year period ending September 30, 2014 compared to the MSCI All Country World Index (Net)* (the “Index”) return of 11.32% over the same period.

Over the period, our equities averaged a gain of 16.7% versus those in the Index gaining 11.4% as we benefited from solid results from our energy and Japanese stocks. Our energy stocks averaged a return of 14.1% versus those in the Index at 8.0%, and added 1.3% to our return led by strong performance from Devon Energy Corp. (energy, U.S.). Security selection in health care was also a plus as our stocks averaged a return of 46.6% versus those in the Index at 24.9%, and added 1.4% to our return due to good performance from Astellas Pharma Inc. (health care, Japan). Our technology stocks underperformed those in the Index, averaging a gain of 19.2% versus 23.0%, respectively. Despite underperforming on a relative basis, returns from Microsoft Corp. (technology, U.S.) and Spansion Inc. Class ‘A’ (technology, U.S.) helped this sector contribute 1.9% to our return. There were no sectors that detracted from our return on an absolute basis.

Our stocks in the U.S. added the most to our return, 5.0%, as they averaged a gain of 21.0% versus those in the Index at 18.5% with Berkshire Hathaway Inc. Classes ‘A’ and ‘B’ (holding company, U.S.) being one of the top U.S. stock’s contributing to our return. Our Japanese stocks also performed well on an absolute and relative basis, averaging a return of 23.6% versus those in the Index at 0.6%, respectively, and added 1.8% to our return in U.S. dollars. Conversely, a few countries marginally detracted from our return this period. Our stocks in Hong Kong, South Africa, China and Singapore collectively detracted almost -0.1% from our return.

The top five individual detractors from return this period included: gold bullion (gold), Samsung Electronics Co., Ltd. (technology, South Korea), News Corp. Classes ‘A’ and ‘B’ (consumer discretionary, U.S.), Yahoo Japan Corp. (technology, Japan), and Expeditors International of Washington, Inc. (industrials, U.S.).

Our corporate bonds averaged a gain of 2.9% over the period, while our sovereign bonds averaged a return of -1.5%. Collectively, fixed income added 0.2% to our return.

Additionally, our forward foreign currency contracts, which are used to hedge currency risk, added about 0.9% to our return this period as our Fund benefited from the appreciation of the U.S. dollar, thereby prompting our flexible currency hedging policy to pay off.

8

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA International Fund

The IVA International Fund Class A, at net asset value, returned 7.05% over the one year period ending September 30, 2014 compared to the MSCI All Country World (ex-U.S.) Index (Net)* (the “Index”) return of 4.77% over the same period.

Over the period, our equities averaged a gain of 12.5% versus those in the Index averaging a return of 4.9% as we benefited from strong stock picking within consumer discretionary, Japan, and France. Our consumer discretionary stocks averaged a return of 8.7% versus those in the Index down -0.7%, and they contributed 1.2% to our return, led by good performance from Clear Media Ltd. (consumer discretionary, China) and Hi-Lex Corp. (consumer discretionary, Japan). Security selection in health care was also a plus as our stocks averaged a gain of 40.9% versus 20.4%, respectively, and added 2.0% to our return due to a solid return from Astellas Pharma Inc. (health care, Japan). Additionally, the fund’s holdings in the consumer staples sector were also key contributors, collectively adding 1.2% to our return. Conversely, select holdings within technology led to underperformance versus the Index, in particular, Samsung Electronics Co., Ltd. (technology, South Korea) and Yahoo Japan Corp. (technology, Japan). Our technology stocks averaged a return of -2.9% versus those in the Index up 12.2%, and detracted -0.2% from our return. This was the only sector to detract from our return.

By country, our stocks in Japan added the most to our return, 3.1% in U.S. dollars, as they averaged a gain of 19.2% versus those in the Index at 0.6%, helped by strong performance from Miura Co., Ltd. (industrials, Japan), which was one of our top five individual contributors to return. Furthermore, the Fund’s holdings and overweight positioning to France benefited our return this period. Our stocks in France averaged a return of 12.0% versus those in the Index at 1.7%, and added 2.0% to our return in U.S. dollars led by good performance from Fimalac SA (financials, France). On the other hand, the U.S. detracted about -0.2% from our return due to poor performance from News Corp. Classes ‘A’ and ‘B’ (consumer discretionary U.S.). Additionally, South Africa detracted -0.02% from our return.

Other top individual detractors from return include: gold bullion (gold) and Springland International Holdings Ltd. (consumer discretionary, China).

Our corporate bonds averaged a gain of 2.3% over the period while our sovereign bonds averaged a return of -1.7%. Collectively, fixed income added 0.1% to our return.

Additionally, our forward foreign currency contracts, which are used to hedge currency risk, added about 2.0% to our return this period as our Fund benefited from the appreciation of the U.S. dollar, thereby prompting our flexible currency hedging policy to pay off.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

*The Index equity return excludes gold mining stocks.

9

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of September 30, 2014

Average Annual Total Returns as of September 30, 2014	One Year	Five Year	Since Inception(a)

Class A	8.00%	8.45%	11.10%
Class A (with a 5% maximum initial sales charge)	2.61%	7.34%	10.16%
Class C	7.23%	7.63%	10.27%
Class I	8.25%	8.71%	11.36%
MSCI All Country World Index (Net)(b)	11.32%	10.07%	8.31%
Consumer Price Index(c)	1.66%	1.94%	1.38%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)	The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.
(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.
(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results.  The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.27% (Class A shares); 2.02% (Class C shares); and 1.02% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2014. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

10

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2014

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Astellas Pharma Inc.	3.9%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017, 6.75% due 4/20/2018	3.4%

Government of Singapore, 2.875% due 7/1/2015, 3.75% due 9/1/2016, 2.375% due 4/1/2017	3.3%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	3.2%

Nestlé SA	3.1%

Gold Bullion	2.8%

News Corp., Class ‘A’, Class ‘B’	2.3%

Genting Malaysia Berhad	1.8%

DeVry Education Group Inc.	1.6%

Oracle Corp.	1.6%

Top 10 positions represent 27% of total net assets.
(a)	Other represents unrealized gains and losses on options, forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

11

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES	DESCRIPTION	FAIR VALUE

COMMON STOCKS – 50.8%

Belgium | 0.3%
	286,151	Sofina SA	$31,400,444

China | 0.5%
	15,826,640	Clear Media Ltd. (a)	16,468,992

	29,653,000	Digital China Holdings Ltd.	26,503,000

	12,636,000	Uni-President China Holdings Ltd.	12,693,201

			55,665,193

Finland | 0.2%
	440,382	Kesko Oyj, ‘B’ Shares	15,768,970

France | 5.9%
	1,108,490	Alten SA	47,539,676

	3,348,110	Altran Technologies SA	34,549,557

	115,550	Bolloré SA	65,646,278

	446,174	Cap Gemini SA	32,025,994

	627,541	Carrefour SA	19,387,386

	598,082	Danone SA	40,036,611

	1,316,968	Eutelsat Communications SA	42,524,746

	38,374	Financière de l’Odet SA (a)	48,177,489

	137,111	Financière Marc de Lacharriere SA (a)	9,975,059

	3,283,334	GDF Suez SA	82,359,749

	92,497	Robertet SA (a)	19,161,022

	60,923	Séché Environnement SA	1,754,433

	489,083	Sodexo SA	47,862,225

	148,438	Teleperformance SA	9,183,000

	692,711	Thales SA	36,900,129

	475,483	Total SA, ADR	30,644,879

	514,411	Vinci SA	29,890,693

	704,110	Vivendi SA (b)	17,003,922

			614,622,848

Germany | 0.6%
	503,251	Siemens AG	59,984,536

Hong Kong | 0.4%
	5,935,000	Henderson Land Development Co. Ltd.	38,446,396

Japan | 8.6%
	27,439,100	Astellas Pharma Inc.	408,553,000

	1,750,900	Azbil Corp.	42,928,380

	1,480,300	Benesse Holdings Inc.	48,589,742

	2,140,300	Cosel Co., Ltd. (a)(c)	25,369,410

	944,700	Icom Inc. (a)(c)	23,670,259

	613,770	Kose Corp.	26,078,579

	213,800	Medikit Co., Ltd. (a)	6,686,428

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 8.6% (continued)

	475,100	Meitec Corp.	$14,121,960

	9,390,712	Miura Co., Ltd. (c)	110,453,781

	318,600	Nifco Inc.	9,818,719

	186,600	Nitto Kohki Co., Ltd.	3,620,559

	443,500	Okinawa Cellular Telephone Co.	11,933,153

	443,500	Secom Co., Ltd.	26,417,921

	362,270	Shofu Inc.	4,290,757

	262,500	Techno Medica Co., Ltd.	5,291,885

	4,285,200	Toho Co., Ltd.	96,898,072

	6,203,100	Yahoo Japan Corp.	23,585,071

			888,307,676

Malaysia | 1.8%
	147,412,700	Genting Malaysia Berhad	187,832,674

Norway | 0.0%
	98,890	Stolt-Nielsen Ltd.	1,916,309

South Africa | 0.7%
	6,006,359	Net 1 U.E.P.S. Technologies Inc. (b)(c)	72,376,626

South Korea | 3.5%
	147,809	E-Mart Co., Ltd.	32,286,164

	2,269,280	Kangwon Land, Inc.	77,094,232

	33,546	Lotte Chilsung Beverage Co., Ltd.	69,078,851

	27,585	Lotte Confectionery Co., Ltd.	56,960,639

	114,711	Samsung Electronics Co., Ltd.	128,706,775

			364,126,661

Switzerland | 3.8%
	68,115	APG SGA SA	20,512,268

	4,362,184	Nestlé SA	320,984,001

	118,197	Schindler Holding AG	16,045,178

	2,205,641	UBS AG	38,489,556

			396,031,003

United Kingdom | 0.6%
	6,342,339	Millennium & Copthorne Hotels Plc	58,658,148

United States | 23.9%
	1,256,775	Amdocs Ltd.	57,660,837

	1,269,943	American Capital Agency Corp.	26,986,289

	577,723	Aon Plc	50,648,975

	869,299	Baker Hughes Inc.	56,556,593

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES	DESCRIPTION	FAIR VALUE

United States | 23.9% (continued)

	1,379	Berkshire Hathaway Inc., Class ‘A’ (b)	$285,315,100

	342,554	Berkshire Hathaway Inc., Class ‘B’ (b)	47,320,410

	798,413	Brink’s Inc.	19,193,849

	644,517	Cimarex Energy Co.	81,550,736

	913,605	CVS Health Corp.	72,713,822

	2,026,342	Devon Energy Corp.	138,155,998

	3,811,345	DeVry Education Group Inc. (c)	163,163,679

	969,560	Energen Corp.	70,041,014

	3,921,371	Expeditors International of Washington, Inc.	159,129,235

	392,685	Goldman Sachs Group, Inc.	72,085,185

	18,610	Google Inc., Class ‘A’ (b)	10,950,310

	18,610	Google Inc., Class ‘C’ (b)	10,744,670

	69,104	Graham Holdings Co., Class ‘B’	48,344,467

	1,373,162	Hewlett-Packard Co.	48,706,056

	2,169,796	Ingram Micro Inc., Class ‘A’ (b)	56,002,435

	1,426,741	Laredo Petroleum Holdings Inc. (b)(d)	31,973,266

	1,383,852	Liberty Interactive Corp., Series ‘A’ (b)	39,467,459

	701,790	Marsh & McLennan Cos., Inc.	36,731,689

	1,377,737	MasterCard Inc., Class ‘A’	101,842,319

	2,319,467	Microsoft Corp.	107,530,490

	32,535	National CineMedia, Inc.	472,083

	9,789,475	News Corp., Class ‘A’ (b)	160,057,916

	5,093,089	News Corp., Class ‘B’ (b)	82,151,526

	1,098,524	Occidental Petroleum Corp.	105,623,083

	4,440,586	Oracle Corp.	169,985,632

	715,992	Rosetta Resources Inc. (b)(d)	31,904,603

	674,856	Spansion, Inc., Class ‘A’ (b)	15,379,968

	1,257,113	Symantec Corp.	29,554,727

	2,063,544	Teradata Corp. (b)	86,503,764

			2,474,448,185

		TOTAL COMMON STOCKS
		(Cost — $3,883,015,245)	5,259,585,669

PREFERRED STOCKS – 1.1%

United States | 1.1%
		American Capital Agency Corp.,
	308,108	Series ‘A’, 8% due 4/5/2017 (e)	7,853,673

		Annaly Capital Management Inc.:
	757,800	Series ‘C’, 7.625% due 5/16/2017 (e)	18,611,568

	1,140,900	Series ‘D’, 7.5% due 9/13/2017 (e)	27,837,960

		Apollo Residential Mortgage Inc.,
	468,350	Series ‘A’, 8% due 9/20/2017 (e)	11,380,905

		Capstead Mortgage Corp.,
	388,555	Series ‘E’, 7.5% due 5/13/2018 (e)	9,383,603

		CYS Investments Inc.:
	160,714	Series ‘A’, 7.75% due 8/3/2017 (e)	3,881,243

	495,508	Series ‘B’, 7.5% due 4/30/2018 (e)	11,545,336

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES		DESCRIPTION	FAIR VALUE

United States | 1.1% (continued)

			Hatteras Financial Corp.,
	753,000		Series ‘A’, 7.625% due 8/27/2017 (e)	$17,846,100

			MFA Financial Inc.,
	389,347		Series ‘B’, 7.5% due 4/15/2018 (e)	9,282,033

			TOTAL PREFERRED STOCKS
			(Cost — $113,847,530)	117,622,421

	PRINCIPAL
	AMOUNT

CORPORATE NOTES & BONDS – 5.3%

France | 3.4%
			Wendel:
	35,100,000	EUR	4.875% due 5/26/2016 (f)	47,380,970

	116,950,000	EUR	4.375% due 8/9/2017	161,831,347

	95,400,000	EUR	6.75% due 4/20/2018	143,690,787

				352,903,104

Norway | 0.2%
			Golden Close Maritime Corp. Ltd.,
	20,086,929	USD	11% due 12/9/2015 (a)	20,990,841

Switzerland | 0.2%
	8,900,000	EUR	UBS AG, 7.152% due 12/21/2017 (g)	12,744,653

			UBS Preferred Funding Trust V,
	8,967,000	USD	6.243% due 5/15/2016 (g)	9,460,185

				22,204,838

United States | 1.5%
			Brandywine Operating Partnership,
	6,070,000	USD	LP, 5.7% due 5/1/2017	6,619,244

			Cloud Peak Energy Resources LLC,
	18,309,000	USD	8.5% due 12/15/2019	19,087,132

			Intelsat Luxembourg SA,
	25,519,000	USD	7.75% due 6/1/2021	26,125,076

			Leucadia National Corp.,
	3,418,000	USD	8.125% due 9/15/2015	3,646,151

			MetroPCS Wireless Inc.,
	6,961,000	USD	7.875% due 9/1/2018	7,238,570

			MFA Financial Inc.,
	369,391		8% due 4/15/2042 (h)	9,696,514

			Mohawk Industries Inc.,
	28,790,000	USD	6.125% due 1/15/2016 (i)	30,696,474

			Sealed Air Corp.,
	38,288,000	USD	8.125% due 9/15/2019 (f)	41,255,320

			Vulcan Materials Co.,
	6,660,000	USD	7% due 6/15/2018	7,425,900

				151,790,381

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $498,400,473)	547,889,164

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

SOVEREIGN GOVERNMENT BONDS – 3.4%

Singapore | 3.3%
			Government of Singapore:
	149,482,000	SGD	2.875% due 7/1/2015	$119,367,652

	191,203,000	SGD	3.75% due 9/1/2016	158,989,409

	70,065,000	SGD	2.375% due 4/1/2017	57,259,642

				335,616,703

Taiwan | 0.1%
			Government of Taiwan,
	349,300,000	TWD	2% due 7/20/2015	11,618,102

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $350,199,355)	347,234,805

	OUNCES

COMMODITIES – 2.8%
	242,179		Gold Bullion (b)	292,792,391

			TOTAL COMMODITIES
			(Cost — $355,378,296)	292,792,391

	PRINCIPAL
	AMOUNT

SHORT-TERM INVESTMENTS – 36.2%

Commercial Paper | 35.9%
			Abbott Laboratories,
	40,000,000	USD	0.08% due 10/15/2014 (f)	39,998,756

			American Honda Finance Corp.:
	56,998,000	USD	0.08% due 10/10/2014	56,996,860

	25,000,000	USD	0.07% due 10/20/2014	24,999,076

	25,000,000	USD	0.08% due 10/20/2014	24,998,944

	50,000,000	USD	0.08% due 10/23/2014	49,997,556

			Apple Inc.:
	25,000,000	USD	0.07% due 10/22/2014 (f)	24,998,979

	25,000,000	USD	0.02% due 11/13/2014 (f)	24,999,403

	140,700,000	USD	BASF SE, 0.08% due 10/28/2014 (f)	140,691,558

			Bayer AG:
	105,100,000	USD	0.22% due 10/7/2014 (f)	105,096,146

	95,000,000	USD	0.21% due 10/10/2014 (f)	94,995,012

	70,600,000	USD	0.28% due 10/10/2014 (f)	70,595,058

	77,000,000	USD	0.25% due 10/17/2014 (f)	76,991,444

			Consolidated Edison Co. Inc.:
	37,100,000	USD	0.22% due 10/6/2014 (f)	37,098,866

	7,200,000	USD	0.19% due 10/8/2014 (f)	7,199,734

	50,000,000	USD	0.21% due 10/10/2014 (f)	49,997,375

	50,000,000	USD	0.2% due 10/14/2014 (f)	49,996,389

			Diageo Capital Plc:
	20,000,000	USD	0.23% due 10/8/2014 (f)	19,999,106

	8,800,000	USD	0.24% due 10/8/2014 (f)	8,799,589

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 35.9% (continued)

			E.I. Du Pont de Nemours & Co.:
	15,000,000	USD	0.07% due 10/6/2014 (f)	$14,999,854

	60,000,000	USD	0.08% due 10/6/2014 (f)	59,999,333

	49,000,000	USD	0.07% due 10/14/2014 (f)	48,998,761

	17,300,000	USD	0.07% due 10/17/2014 (f)	17,299,462

			Electricité de France SA:
	72,300,000	USD	0.08% due 10/3/2014 (f)	72,299,679

	50,000,000	USD	0.07% due 10/24/2014 (f)	49,997,764

	100,000,000	USD	0.07% due 10/27/2014 (f)	99,994,944

	50,000,000	USD	0.1% due 11/17/2014 (f)	49,993,472

	50,000,000	USD	0.09% due 11/21/2014 (f)	49,993,625

	100,000,000	USD	0.09% due 11/24/2014 (f)	99,986,500

			Emerson Electric Co.,
	22,000,000	USD	0.11% due 10/27/2014 (f)	21,998,252

			GDF Suez SA:
	28,800,000	USD	0.12% due 10/2/2014 (f)	28,799,904

	17,300,000	USD	0.12% due 10/8/2014 (f)	17,299,596

	100,395,000	USD	0.13% due 10/9/2014 (f)	100,392,100

	48,055,000	USD	0.14% due 10/14/2014 (f)	48,052,571

	25,000,000	USD	0.12% due 10/15/2014 (f)	24,998,833

	36,500,000	USD	0.14% due 10/20/2014 (f)	36,497,303

			Google Inc.:
	65,000,000	USD	0.04% due 10/23/2014 (f)	64,998,411

	36,410,000	USD	0.08% due 11/12/2014 (f)	36,406,602

			Honeywell International Inc.,
	25,000,000	USD	0.08% due 11/13/2014 (f)	24,997,611

			Johnson & Johnson,
	75,000,000	USD	0.04% due 10/6/2014 (f)	74,999,583

			L’Oréal USA Inc.:
	25,408,000	USD	0.08% due 10/6/2014 (f)	25,407,718

	30,000,000	USD	0.07% due 10/14/2014 (f)	29,999,242

	22,000,000	USD	0.07% due 10/16/2014 (f)	21,999,358

	8,000,000	USD	0.06% due 10/21/2014 (f)	7,999,733

	17,906,000	USD	0.07% due 10/22/2014 (f)	17,905,269

	30,000,000	USD	0.06% due 10/27/2014 (f)	29,998,700

	12,000,000	USD	0.07% due 10/28/2014 (f)	11,999,370

	40,000,000	USD	0.06% due 11/4/2014 (f)	39,997,733

	2,900,000	USD	0.08% due 11/5/2014 (f)	2,899,774

			Merck & Co. Inc.:
	26,901,000	USD	0.07% due 10/1/2014 (f)	26,901,000

	31,300,000	USD	0.07% due 10/2/2014 (f)	31,299,939

	40,099,000	USD	0.07% due 10/3/2014 (f)	40,098,844

	13,178,000	USD	0.07% due 10/6/2014 (f)	13,177,872

	75,000,000	USD	0.07% due 10/8/2014 (f)	74,998,979

See Notes to Financial Statements.	17

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 35.9% (continued)

		Microsoft Corp.:
80,000,000	USD	0.07% due 10/1/2014 (f)	$80,000,000

50,000,000	USD	0.07% due 11/12/2014 (f)	49,995,917

		Mondelez International Inc.,
45,000,000	USD	0.14% due 10/1/2014 (f)	45,000,000

		Monsanto Co.,
34,000,000	USD	0.32% due 11/20/2014 (f)	33,984,889

		Nestlé Capital Corp.:
20,000,000	USD	0.05% due 10/7/2014 (f)	19,999,833

20,000,000	USD	0.06% due 10/8/2014 (f)	19,999,767

20,000,000	USD	0.03% due 11/3/2014 (f)	19,999,450

20,000,000	USD	0.06% due 11/3/2014 (f)	19,998,900

50,000,000	USD	0.02% due 11/14/2014 (f)	49,998,778

50,000,000	USD	0.02% due 11/17/2014 (f)	49,998,694

		Orange & Rockland Utilities, Inc.:
1,500,000	USD	0.19% due 10/8/2014 (f)	1,499,945

4,700,000	USD	0.25% due 10/8/2014 (f)	4,699,772

9,000,000	USD	0.19% due 10/9/2014 (f)	8,999,620

4,300,000	USD	0.23% due 10/14/2014 (f)	4,299,643

		Philip Morris International Inc.:

21,000,000	USD	0.04% due 10/20/2014 (f)	20,999,557

9,300,000	USD	0.03% due 10/21/2014 (f)	9,299,845

25,000,000	USD	0.05% due 11/4/2014 (f)	24,998,819

25,000,000	USD	0.05% due 11/5/2014 (f)	24,998,785

25,000,000	USD	0.05% due 11/10/2014 (f)	24,998,611

		Praxair Inc.:
17,300,000	USD	0.06% due 10/8/2014	17,299,798

8,600,000	USD	0.06% due 11/3/2014	8,599,527

		Procter & Gamble Co.,
20,300,000	USD	0.1% due 11/10/2014 (f)	20,297,744

		Roche Holdings, Inc.:
2,594,000	USD	0.08% due 10/14/2014 (f)	2,593,925

50,000,000	USD	0.08% due 10/20/2014 (f)	49,997,889

17,806,000	USD	0.08% due 10/21/2014 (f)	17,805,209

50,000,000	USD	0.08% due 10/22/2014 (f)	49,997,667

30,000,000	USD	0.06% due 10/23/2014 (f)	29,998,900

50,000,000	USD	0.06% due 10/24/2014 (f)	49,998,083

50,000,000	USD	0.08% due 10/24/2014 (f)	49,997,444

30,000,000	USD	0.06% due 10/27/2014 (f)	29,998,700

15,100,000	USD	0.1% due 11/5/2014 (f)	15,098,532

25,000,000	USD	0.06% due 11/17/2014 (f)	24,998,042

25,000,000	USD	0.06% due 11/18/2014 (f)	24,998,000

25,000,000	USD	0.05% due 11/20/2014 (f)	24,998,264

25,000,000	USD	0.05% due 11/24/2014 (f)	24,998,125

18	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2014

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 35.9% (continued)
		United Parcel Service, Inc.:
27,000,000	USD	0.04% due 10/3/2014 (f)	$26,999,940

34,427,000	USD	0.04% due 10/6/2014 (f)	34,426,809

63,300,000	USD	0.01% due 11/3/2014 (f)	63,299,710

42,700,000	USD	0.01% due 11/6/2014 (f)	42,699,787

29,500,000	USD	0.01% due 11/17/2014 (f)	29,499,807

25,000,000	USD	0.01% due 12/1/2014 (f)	24,995,653

25,000,000	USD	0.01% due 12/2/2014 (f)	24,995,583

		Wal-Mart Stores, Inc.:
80,000,000	USD	0.04% due 10/7/2014 (f)	79,999,467

75,000,000	USD	0.03% due 10/20/2014 (f)	74,998,813

27,200,000	USD	0.03% due 10/21/2014 (f)	27,199,547

10,700,000	USD	0.06% due 10/31/2014 (f)	10,699,465

			3,721,398,797

Treasury Bills | 0.3%
		United States Treasury Bill,
34,354,000	USD	due 1/22/2015 (j)	34,352,110

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,755,758,541)	3,755,750,907

		TOTAL INVESTMENTS — 99.6%
		(Cost — $8,956,599,440)	10,320,875,357

		Other Assets In Excess of
		Liabilities — 0.4%	39,921,712

		TOTAL NET ASSETS — 100.0%	$10,360,797,069

Schedule of Written Call Options – (0.0%)
		EXPIRATION	STRIKE	FAIR
CONTRACTS	DESCRIPTION	DATE	PRICE	VALUE

(350)	Laredo Petroleum, Inc.	1/17/2015	$30.00	$(7,000)

(647)	Rosetta Resources, Inc.	1/17/2015	55.00	(50,143)

		Total Written Call Options
		(Premiums received — $430,473)		$(57,143)

Schedule of Written Put Options – (0.0%)

		EXPIRATION	STRIKE	FAIR
CONTRACTS	DESCRIPTION	DATE	PRICE	VALUE

(2,289)	Apple, Inc.	1/17/2015	$61.43	$(19,456)

(2,954)	Apple, Inc.	1/17/2015	62.86	(28,063)

		Total Written Put Options
		(Premiums received — $5,976,952)		$(47,519)

See Notes to Financial Statements.	19

IVA Worldwide Fund	IVA Funds

Schedule of Investments September 30, 2014

The IVA Worldwide Fund had the following open forward foreign currency contracts at September 30, 2014:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2014	APPRECIATION

Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	12/04/2014	AUD 111,445,000	$101,748,339	$97,139,407	$4,608,932

euro	State Street Bank & Trust Co.	12/04/2014	EUR 387,305,000	508,578,694	489,402,401	19,176,293

Japanese yen	State Street Bank & Trust Co.	12/04/2014	JPY 58,645,500,000	558,568,311	534,961,178	23,607,133

South Korean won	State Street Bank & Trust Co.	11/06/2014	KRW 115,655,000,000	113,215,587	109,129,614	4,085,973

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$51,478,331

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
SGD	—	Singapore dollar
TWD	—	Taiwan dollar
USD	—	United States dollar

(a)	Security is deemed illiquid. As of September 30, 2014, the value of these illiquid securities amounted to 1.6% of total net assets.
(b)	Non-income producing investment.

20	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2014

(c)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	SEPTEMBER 30,	SEPTEMBER 30	REALIZED	DIVIDEND
SECURITY	2013	ADDITIONS	REDUCTIONS	2014	2014	GAIN/(LOSS)	INCOME*

Cosel Co., Ltd.	2,535,700	32,100	427,500	2,140,300	$25,369,410	$(1,140,356)	$534,954

DeVry Education Group Inc.**	1,847,155	1,964,190	—	3,811,345	163,163,679	—	1,031,369

Icom Inc.	944,700	—	—	944,700	23,670,259	—	316,325

Miura Co., Ltd.	3,128,504	6,330,308	68,100	9,390,712	110,453,781	(42,060)	1,788,430

Net 1 U.E.P.S. Technologies Inc.	6,006,359	—	—	6,006,359	72,376,626	—	—

Spansion, Inc., Class ‘A’***	3,645,033	—	2,970,177	674,856	—	25,536,321	—

Total					$395,033,755	$24,353,905	$3,671,078

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at September 30, 2013.
***	Non-affiliated at September 30, 2014.

(d)	All or a portion of the security is subject to written call option assignment. An assignment would result in the sale of the security at a strike price determined by the option contract.
(e)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(f)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(g)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(h)	Senior unsecured note. The first call date is April 15, 2017.
(i)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(j)	This security is held at the custodian as collateral for written put options. As of September 30, 2014, portfolio securities valued at $34,352,110 were segregated to cover collateral requirements.

See Notes to Financial Statements.	21

IVA International Fund	IVA Funds
Performance (unaudited)	As of September 30, 2014

Average Annual Total Returns as of September 30, 2014	One Year	Five Year	Since Inception(a)
Class A	7.05%	8.57%	10.70%
Class A (with a 5% maximum initial sales charge)	1.67%	7.46%	9.76%
Class C	6.29%	7.74%	9.86%
Class I	7.36%	8.85%	10.98%
MSCI All Country World (ex-U.S.) Index (Net)(b)	4.77%	6.03%	6.01%
Consumer Price Index(c)	1.66%	1.94%	1.38%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results.  The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.26% (Class A shares); 2.01% (Class C shares); and 1.01% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2014. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

22

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2014

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Government of Singapore, 2.875% due 7/1/2015, 3.75% due 9/1/2016, 2.375% due 4/1/2017	4.7%

Astellas Pharma Inc.	4.0%

Nestlé SA	3.8%

Gold Bullion	3.3%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017, 6.75% due 4/20/2018	3.0%

News Corp., Class ‘A’, Class ‘B’	2.9%

Genting Malaysia Berhad	2.6%

Hongkong & Shanghai Hotels Ltd.	1.8%

Toho Co., Ltd.	1.7%

Alten SA	1.6%

Top 10 positions represent 29.4% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

23

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES	DESCRIPTION	FAIR VALUE

COMMON STOCKS – 60.0%

Argentina | 0.0%
	871	Nortel Inversora SA, Series ‘B’, ADR	$19,336

Australia | 0.1%
	1,337,089	Programmed Maintenance Services Ltd.	3,231,100

Belgium | 0.4%
	125,166	Sofina SA	13,734,944

Canada | 0.0%
	220,931	Uranium Participation Corp. (a)	994,234

China | 3.2%
	39,557,030	Clear Media Ltd. (b)(c)	41,162,521

	18,326,000	Digital China Holdings Ltd.	16,379,253

	29,472,000	Phoenix Satellite Television Holdings Ltd.	9,830,516

	106,865,000	Springland International Holdings Ltd.	40,462,224

	6,100,000	Uni-President China Holdings Ltd.	6,127,613

			113,962,127

Finland | 0.4%
	424,921	Kesko Oyj, ‘B’ Shares	15,215,351

France | 13.1%
	1,309,037	Alten SA	56,140,511

	1,745,647	Altran Technologies SA	18,013,545

	40,185	Bolloré SA	22,829,906

	270,222	Cap Gemini SA	19,396,308

	330,833	Carrefour SA	10,220,826

	517,541	CNP Assurances	9,746,375

	265,273	Danone SA	17,757,819

	693,218	Eutelsat Communications SA	22,383,930

	28,733	Financière de l’Odet SA (b)	36,073,482

	502,462	Financière Marc de Lacharriere SA (b)	36,554,968

	1,787,251	GDF Suez SA	44,831,730

	45,910	ID Logistics Group SA (a)	3,928,595

	74,220	Robertet SA (b)	15,374,889

	5,900	Robertet SA-CI (b)	842,635

	297,144	Séché Environnement SA	8,557,019

	271,086	Securidev SA (b)(c)	13,185,643

	2,181,095	Societe d’Edition de Canal Plus	16,281,063

	274,165	Sodexo SA	26,830,102

	102,706	Teleperformance SA	6,353,826

	490,447	Thales SA	26,125,696

	438,611	Total SA, ADR	28,268,479

	356,688	Vinci SA	20,725,940

	500,566	Vivendi SA (a)	12,088,431

			472,511,718

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES	DESCRIPTION	FAIR VALUE

Germany | 0.8%
	247,098	Siemens AG	$29,452,617

Hong Kong | 4.0%
	19,800,000	APT Satellite Holdings Ltd.	28,100,478

		Asia Satellite Telecommunications
	4,875,000	Holdings Ltd. (b)	16,354,952

	4,113,000	Henderson Land Development Co. Ltd.	26,643,644

	44,311,761	Hongkong & Shanghai Hotels Ltd. (b)	64,714,112

	13,692,000	Midland Holdings Ltd. (a)	6,683,024

			142,496,210

India | 0.8%
	419,298	Bajaj Holdings and Investment Ltd.	9,464,077

	1,013,177	Dewan Housing Finance Corp. Ltd.	5,479,293

	29,719,091	South Indian Bank Ltd.	12,463,155

			27,406,525

Indonesia | 0.5%
	285,576,300	PT Bank Bukopin Tbk	16,757,247

Japan | 17.6%
	428,000	Arcland Sakamoto Co., Ltd.	10,033,171

	315,000	Arcs Co. Ltd.	6,588,648

	863,600	As One Corp.	27,126,528

	9,749,200	Astellas Pharma Inc.	145,160,188

	1,234,200	Azbil Corp.	30,259,984

	60,900	The Bank of Okinawa Ltd.	2,676,435

	738,600	Benesse Holdings Inc.	24,243,994

	1,261,400	Cosel Co., Ltd. (b)	14,951,630

	919,500	Daiichikosho Co., Ltd.	24,724,007

	153,700	Earth Chemical Co., Ltd.	5,591,639

	1,298,500	Hi-Lex Corp.	38,478,459

	684,100	Icom Inc. (b)	17,140,705

	349,340	Kose Corp.	14,843,167

	95,400	Medikit Co., Ltd. (b)	2,983,560

	166,800	Meitec Corp.	4,957,994

	4,262,228	Miura Co., Ltd.	50,132,429

	250,100	Nifco Inc.	7,707,664

	741,500	Nitto Kohki Co., Ltd.	14,387,162

	428,000	Okinawa Cellular Telephone Co.	11,516,098

	314,800	Pola Orbis Holdings Inc.	12,327,932

	1,259,200	San-A Co., Ltd.	41,963,766

	288,400	Sankyo Co., Ltd.	10,334,279

	246,000	Secom Co., Ltd.	14,653,458

	10,600	Secom Joshinetsu Co., Ltd.	275,450

	429,775	Shingakukai Co., Ltd.	1,520,426

	306,950	Shofu Inc.	3,635,542

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 17.6% (continued)

	4,500	SK Kaken Co., Ltd.	$367,221

	146,400	Sugi Holdings Co., Ltd.	6,146,998

	197,500	Techno Medica Co., Ltd.	3,981,514

	2,684,800	Toho Co., Ltd.	60,709,405

	534,300	Transcosmos Inc.	10,474,082

	4,478,300	Yahoo Japan Corp.	17,027,136

			636,920,671

Malaysia | 2.6%
	74,637,300	Genting Malaysia Berhad	95,102,550

Mexico | 0.1%
	266,115	Corporativo Fragua, SAB de CV (b)	4,833,681

Netherlands | 0.1%
	20,162	Hal Trust NV	3,132,272

Norway | 0.4%
	777,489	Stolt-Nielsen Ltd.	15,066,326

Singapore | 1.2%
	6,304,920	Haw Par Corp. Ltd. (b)	43,344,163

South Africa | 0.9%
	2,725,972	Net 1 U.E.P.S. Technologies Inc. (a)(c)	32,847,963

South Korea | 4.9%
	88,303	E-Mart Co., Ltd.	19,288,170

	79,398	Fursys Inc.	2,524,333

	1,472,960	Kangwon Land, Inc.	50,040,858

	13,149	Lotte Chilsung Beverage Co., Ltd.	27,076,785

	11,739	Lotte Confectionery Co., Ltd.	24,240,020

	47,848	Samsung Electronics Co., Ltd.	53,685,887

			176,856,053

Switzerland | 4.8%
	23,288	APG SGA SA	7,012,989

	1,887,301	Nestlé SA	138,873,882

	55,573	Schindler Holding AG	7,544,004

	1,232,351	UBS AG	21,505,151

			174,936,026

United Kingdom | 1.2%
	1,741,886	Avanti Communications Group Plc (a)	5,118,244

	4,267,239	Millennium & Copthorne Hotels Plc	39,466,250

			44,584,494

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

	SHARES		DESCRIPTION	FAIR VALUE

United States | 2.9%
	3,125,946		News Corp., Class ‘A’ (a)	$51,109,217

	3,215,785		News Corp., Class ‘B’ (a)	51,870,612

				102,979,829

			TOTAL COMMON STOCKS
			(Cost — $1,740,475,944)	2,166,385,437

PREFERRED STOCKS – 0.0%

Switzerland | 0.0%
			UBS Preferred Funding Trust IV, Series ‘D’,
	42,664		0.854% due 10/30/2014 (d)	853,280

			TOTAL PREFERRED STOCKS
			(Cost — $684,965)	853,280

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 5.7%

France | 3.0%
			Wendel:
	23,950,000	EUR	4.875% due 5/26/2016 (e)	32,329,751

	36,400,000	EUR	4.375% due 8/9/2017	50,369,055

	17,600,000	EUR	6.75% due 4/20/2018	26,508,992

				109,207,798

Norway | 1.4%
			Golden Close Maritime Corp. Ltd.,
	8,673,901	USD	11% due 12/9/2015 (b)	9,064,227

			Stolt-Nielsen Ltd.:
	107,500,000	NOK	6.46% due 6/22/2016 (b)(f)	17,506,031

	77,500,000	NOK	6.44% due 3/19/2018 (b)(f)	12,846,804

	62,000,000	NOK	6.76% due 9/4/2019 (b)(f)	10,470,446

				49,887,508

Singapore | 0.4%
			DBS Capital Funding II Corp.,
	7,750,000	SGD	5.75% due 6/15/2018 (g)	6,576,291

			United Overseas Bank Ltd.,
	8,250,000	SGD	4.9% due 7/23/2018 (g)	6,743,032

				13,319,323

Switzerland | 0.3%
	4,400,000	EUR	UBS AG, 7.152% due 12/21/2017 (g)	6,300,727

			UBS Preferred Funding Trust V,
	4,338,000	USD	6.243% due 5/15/2016 (g)	4,576,590

				10,877,317

United Kingdom | 0.3%
			Avanti Communications Group Plc,
	12,136,000	USD	10% due 10/1/2019 (e)	12,136,000

See Notes to Financial Statements.	27

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

United States | 0.3%
			Intelsat Luxembourg SA,
	8,622,000	USD	7.75% due 6/1/2021	$8,826,772

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $193,629,998)	204,254,718

SOVEREIGN GOVERNMENT BONDS – 4.8%

Singapore | 4.7%
			Government of Singapore:
	77,839,000	SGD	2.875% due 7/1/2015	62,157,709

	75,564,000	SGD	3.75% due 9/1/2016	62,833,092

	53,067,000	SGD	2.375% due 4/1/2017	43,368,264

				168,359,065

Taiwan | 0.1%
			Government of Taiwan,
	171,000,000	TWD	2% due 7/20/2015	5,687,648

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $175,952,754)	174,046,713

	OUNCES
COMMODITIES – 3.3%
	98,150		Gold Bullion (a)	118,662,092

			TOTAL COMMODITIES
			(Cost — $143,791,922)	118,662,092

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 24.8%

Commercial Paper | 24.8%
			American Honda Finance Corp.,
	22,901,000	USD	0.08% due 10/10/2014	22,900,542

	39,300,000	USD	BASF SE, 0.08% due 10/28/2014 (e)	39,297,642

			Bayer AG:
	13,200,000	USD	0.22% due 10/7/2014 (e)	13,199,516

	12,300,000	USD	0.28% due 10/10/2014 (e)	12,299,139

			Coca-Cola Enterprises, Inc.:
	11,500,000	USD	0.19% due 10/1/2014 (e)	11,500,000

	15,000,000	USD	0.19% due 10/2/2014 (e)	14,999,921

	26,000,000	USD	0.19% due 10/16/2014 (e)	25,997,942

			Consolidated Edison Co. Inc.:
	20,000,000	USD	0.19% due 10/2/2014 (e)	19,999,894

	52,000,000	USD	0.19% due 10/6/2014 (e)	51,998,628

	32,800,000	USD	0.19% due 10/8/2014 (e)	32,798,788

	45,600,000	USD	0.21% due 10/16/2014 (e)	45,596,010

			E.I. Du Pont de Nemours & Co.:
	5,700,000	USD	0.07% due 10/1/2014 (e)	5,700,000

	12,000,000	USD	0.08% due 10/6/2014 (e)	11,999,867

	7,000,000	USD	0.07% due 10/8/2014 (e)	6,999,905

	19,700,000	USD	0.07% due 10/14/2014 (e)	19,699,502

28	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 24.8% (continued)

			Electricité de France SA,
	16,200,000	USD	0.08% due 10/3/2014 (e)	$16,199,928

	12,000,000	USD	GDF Suez SA, 0.13% due 10/9/2014 (e)	11,999,653

			Google Inc.:
	20,000,000	USD	0.04% due 10/23/2014 (e)	19,999,511

	36,400,000	USD	0.06% due 11/13/2014 (e)	36,397,391

			Johnson & Johnson,
	25,000,000	USD	0.04% due 10/6/2014 (e)	24,999,861

			L’Oréal USA Inc.,
	15,000,000	USD	0.07% due 10/28/2014 (e)	14,999,213

			Mondelez International Inc.,
	45,000,000	USD	0.14% due 10/1/2014 (e)	45,000,000

			Nestlé Capital Corp.,
	38,900,000	USD	0.01% due 10/22/2014 (e)	38,899,773

			NetJets Inc.,
	38,000,000	USD	0.04% due 10/2/2014 (e)	37,999,958

			Philip Morris International Inc.:
	13,500,000	USD	0.04% due 10/20/2014 (e)	13,499,715

	10,700,000	USD	0.03% due 10/21/2014 (e)	10,699,822

			Praxair Inc.:
	16,000,000	USD	0.07% due 10/15/2014	15,999,564

	24,000,000	USD	0.06% due 11/3/2014	23,998,680

	19,200,000	USD	Reed Elsevier Plc, 0.2% due 10/2/2014 (e)	19,199,893

			Roche Holding Inc.,
	25,000,000	USD	0.08% due 10/14/2014 (e)	24,999,278

			Unilever Capital Corp.:
	38,200,000	USD	0.07% due 10/6/2014 (e)	38,199,629

	8,800,000	USD	0.06% due 10/14/2014 (e)	8,799,809

			United Parcel Service, Inc.:
	23,000,000	USD	0.04% due 10/3/2014 (e)	22,999,949

	10,700,000	USD	0.01% due 10/9/2014 (e)	10,699,976

	17,600,000	USD	0.005% due 11/17/2014 (e)	17,599,885

			Wal-Mart Stores, Inc.:
	35,000,000	USD	0.03% due 10/20/2014 (e)	34,999,446

	32,800,000	USD	0.03% due 10/21/2014 (e)	32,799,453

	15,600,000	USD	0.06% due 10/30/2014 (e)	15,599,246

	24,100,000	USD	0.06% due 10/31/2014 (e)	24,098,795

			TOTAL SHORT-TERM INVESTMENTS
			(Cost — $895,675,724)	895,675,724

			TOTAL INVESTMENTS — 98.6%
			(Cost — $3,150,211,307)	3,559,877,964

			Other Assets In Excess of Liabilities — 1.4%	50,298,688

			TOTAL NET ASSETS — 100.0%	$3,610,176,652

See Notes to Financial Statements.	29

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2014

The IVA International Fund had the following open forward foreign currency contracts at September 30, 2014:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2014	APPRECIATION

Contracts to Sell:
Australian dollar	State Street Bank & Trust Company	12/04/2014	AUD 49,752,000	$45,800,860	$43,365,605	$2,435,255

euro	State Street Bank & Trust Company	12/04/2014	EUR 231,045,000	303,454,503	291,950,731	11,503,772

Japanese yen	State Street Bank & Trust Company	12/04/2014	JPY48,953,200,000	466,790,378	446,548,525	20,241,853

South Korean won	State Street Bank & Trust Company	11/06/2014	KRW56,069,000,000	54,916,134	52,905,523	2,010,611

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$36,191,491

Abbreviations used in this schedule:
ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
SGD	—	Singapore dollar
TWD	—	Taiwan dollar
USD	—	United States dollar

(a)	Non-income producing investment.
(b)	Security is deemed illiquid. As of September 30, 2014, the value of these illiquid securities amounted to 9.9% of total net assets.

30	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments September 30, 2014

(c)	Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	SEPTEMBER 30,	SEPTEMBER 30,	REALIZED	DIVIDEND
SECURITY	2013	ADDITIONS	REDUCTIONS	2014	2014	GAIN/(LOSS)	INCOME*

Clear Media Ltd.	39,557,030	—	—	39,557,030	$41,162,521	—	$765,328

Net 1 U.E.P.S. Technologies Inc.	2,720,423	5,549	—	2,725,972	32,847,963	—	—

Securidev SA	226,778	44,308	—	271,086	13,185,643	—	642,599

Total					$87,196,127	—	$1,407,927

*	Dividend income is gross of withholding taxes.

(d)	Floating rate perpetual preferred stock. The rate shown reflects the rate currently in effect. The security has no maturity date. The date shown reflects the next call date.
(e)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(f)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(g)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.	31

Statements of Assets and Liabilities	IVA Funds

September 30, 2014

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated securities	$4,531,228,528	$2,049,863,691

Affiliated securities	314,234,075	60,879,970

Commodities	355,378,296	143,791,922

Short-term investments, at cost	3,755,758,541	895,675,724

Foreign currency, at cost	—	204,969

Long-term investments, at fair value:

Non-affiliated securities	$5,877,298,304	$2,458,344,021

Affiliated securities	395,033,755	87,196,127

Commodities	292,792,391	118,662,092

Short-term investments, at fair value	3,755,750,907	895,675,724

Foreign currency, at fair value	—	204,565

Cash	251,443	234,330

Unrealized appreciation on open forward foreign currency contracts	51,509,746	36,206,721

Dividends and interest receivable	25,497,391	11,097,034

Receivable for fund shares sold	17,329,188	11,105,288

Receivable for investments sold	1,587,109	1,255,403

Total assets	$10,417,050,234	$3,619,981,305
Liabilities:
Payable for investments purchased	$37,873,955	$5,131,652

Payable for fund shares repurchased	7,241,157	459,671

Written options, at value (premiums received: $6,407,425 and $0)	104,662	—

Unrealized depreciation on open forward foreign currency contracts	31,415	15,230

Accrued investment advisory fees	7,734,859	2,682,040

Accrued distribution and service fees	1,634,656	150,354

Accrued expenses and other liabilities	1,632,461	1,365,706

Total liabilities	56,253,165	9,804,653

Net Assets	$10,360,797,069	$3,610,176,652

Net Assets Consist of:
Par value ($0.001 per share)	$559,053	$201,962

Additional paid-in-capital	8,610,205,660	3,050,786,962

Undistributed net investment income	5,454,001	25,767,332

Accumulated net realized gain on investments and foreign

currency transactions	323,181,130	88,688,057

Unrealized appreciation from investments, written options and foreign

currency translation	1,421,397,225	444,732,339

Net Assets	$10,360,797,069	$3,610,176,652

Net Asset Value Per Share:
Class A
Net assets	$2,083,683,479	$391,493,623

Shares outstanding	112,378,458	21,939,982

Net asset value per share	$18.54	$17.84

Maximum offering price per share (with a maximum initial sales
charge of 5.00%)	$19.52	$18.78

Class C
Net assets	$1,431,327,714	$82,358,855

Shares outstanding	78,100,467	4,685,289

Net asset value per share	$18.33	$17.58

Class I
Net assets	$6,845,785,876	$3,136,324,174

Shares outstanding	368,573,861	175,336,535

Net asset value per share	$18.57	$17.89

32	See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2014

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$47,292,019	$15,599,242

Dividends:
Non-affiliated investments	94,985,714	47,754,105

Affiliated investments	3,671,078	1,407,927

Less: Foreign taxes withheld	(7,462,091)	(5,050,320)

Total income	138,486,720	59,710,954

Expenses:
Investment advisory fees	88,981,358	31,585,082

Distribution and service fees:
Class A	5,975,430	989,103

Class C	14,333,341	834,697

Trustee fees	290,524	103,057

Other expenses	10,488,558	3,635,298

Total expenses	120,069,211	37,147,237

Net investment income	18,417,509	22,563,717

Net Realized and Change in Unrealized Gain (Loss)
on Investments, Written Options and
Foreign Currency:
Net realized gain (loss) on:
Investments:
Non-affiliated securities	388,276,229	108,840,726

Affiliated securities	24,353,905	—

Commodities	(3,009,149)	(1,195,075)

Foreign currency transactions	20,190,249	20,751,458

Net realized gain	429,811,234	128,397,109

Net change in unrealized appreciation
(depreciation) from:
Investments (net of any accrued foreign
capital gains tax withholding)	219,131,508	44,834,164

Written options	4,047,854	—

Foreign currency translation	70,695,733	46,756,032

Net change in unrealized appreciation	293,875,095	91,590,196

Net realized and change in unrealized gain on
investments, written options and foreign currency	723,686,329	219,987,305

Increase in net assets resulting from operations	$742,103,838	$242,551,022

See Notes to Financial Statements.	33

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013

Operations:
Net investment income	$18,417,509	$65,301,121	$22,563,717	$37,005,737

Net realized gain	429,811,234	335,081,212	128,397,109	120,444,747

Net change in unrealized appreciation	293,875,095	748,304,971	91,590,196	243,749,006

Increase in net assets resulting from operations	742,103,838	1,148,687,304	242,551,022	401,199,490

Distributions to Shareholders:
Net investment income:
Class A	(26,557,492)	(43,202,437)	(8,738,822)	(10,873,855)

Class C	(5,547,003)	(15,835,870)	(1,367,219)	(1,539,440)

Class I	(75,804,297)	(99,833,588)	(75,580,988)	(68,274,470)

Net realized gain on investments:
Class A	(72,619,765)	(24,482,371)	(6,775,326)	(7,046,076)

Class C	(42,834,331)	(14,678,576)	(1,527,789)	(1,354,841)

Class I	(170,582,807)	(50,090,292)	(53,176,210)	(40,660,017)

Decrease in net assets resulting from distributions	(393,945,695)	(248,123,134)	(147,166,354)	(129,748,699)

Capital Share Transactions:
Proceeds from shares sold	2,166,513,255	1,482,931,105	560,802,602	644,494,005

Reinvestment of distributions	310,875,468	188,114,438	121,149,666	105,046,580

Cost of shares repurchased	(1,667,267,580)	(2,251,063,484)	(473,387,680)	(482,749,158)

Increase (decrease) in net assets from capital share transactions	810,121,143	(580,017,941)	208,564,588	266,791,427

Increase in net assets	1,158,279,286	320,546,229	303,949,256	538,242,218

Net Assets:
Beginning of year	$9,202,517,783	$8,881,971,554	$3,306,227,396	$2,767,985,178

End of year	$10,360,797,069	$9,202,517,783	$3,610,176,652	$3,306,227,396

Undistributed net investment income	$5,454,001	$78,916,001	$25,767,332	$70,476,339

34	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2014	2013	2012	2011	2010

Net asset value, beginning
of year	$17.91	$16.18	$15.71	$16.03	$15.00

Increase from investment
operations:(a)
Net investment income(b)	0.03	0.12	0.18	0.16	0.21
Net realized and unrealized gain	1.35	2.08	1.26	0.00	1.27

Increase from investment operations	1.38	2.20	1.44	0.16	1.48

Decrease from distributions:
Net investment income	(0.20)	(0.30)	(0.12)	(0.06)	(0.10)
Net realized gain on investments	(0.55)	(0.17)	(0.85)	(0.42)	(0.35)

Decrease from distributions	(0.75)	(0.47)	(0.97)	(0.48)	(0.45)

Net asset value, end of year	$18.54	$17.91	$16.18	$15.71	$16.03

Total return (c)	8.00%	14.02%	9.62%	0.86%	10.16%
Ratios to average net assets:
Operating expenses	1.26%	1.27%	1.28%	1.29%	1.31%
Net investment income	0.14%	0.72%	1.16%	0.93%	1.41%
Supplemental data:
Portfolio turnover rate	22.5%	26.3%	27.9%	50.8%	28.9%
Net assets, end of year (000’s)	$2,083,683	$2,378,045	$2,408,396	$2,714,773	$1,931,625

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.	35

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2014	2013	2012	2011	2010

Net asset value, beginning
of year	$17.71	$16.01	$15.54	$15.92	$14.92

Increase from investment
operations:(a)
Net investment income (loss)(b)	(0.11)	(0.01)	0.06	0.03	0.10
Net realized and unrealized gain	1.35	2.07	1.26	0.01	1.25

Increase from investment operations	1.24	2.06	1.32	0.04	1.35

Decrease from distributions:
Net investment income	(0.07)	(0.19)	—	—	(0.00) (c)
Net realized gain on investments	(0.55)	(0.17)	(0.85)	(0.42)	(0.35)

Decrease from distributions	(0.62)	(0.36)	(0.85)	(0.42)	(0.35)

Net asset value, end of year	$18.33	$17.71	$16.01	$15.54	$15.92

Total return(d)	7.23%	13.13%	8.87%	0.09%	9.26%
Ratios to average net assets:
Operating expenses	2.01%	2.02%	2.03%	2.04%	2.06%
Net investment income (loss)	(0.61)%	(0.03)%	0.41%	0.18%	0.67%
Supplemental data:
Portfolio turnover rate	22.5%	26.3%	27.9%	50.8%	28.9%
Net assets, end of year (000’s)	$1,431,328	$1,380,608	$1,469,720	$1,631,750	$1,055,144

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

36	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2014	2013	2012	2011	2010

Net asset value, beginning
of year	$17.94	$16.21	$15.73	$16.05	$15.02

Increase from investment
operations:(a)
Net investment income(b)	0.07	0.16	0.23	0.20	0.25
Net realized and unrealized gain	1.36	2.08	1.26	0.00	1.27

Increase from investment operations	1.43	2.24	1.49	0.20	1.52

Decrease from distributions:
Net investment income	(0.25)	(0.34)	(0.16)	(0.10)	(0.14)
Net realized gain on investments	(0.55)	(0.17)	(0.85)	(0.42)	(0.35)

Decrease from distributions	(0.80)	(0.51)	(1.01)	(0.52)	(0.49)

Net asset value, end of year	$18.57	$17.94	$16.21	$15.73	$16.05

Total return(c)	8.25%	14.28%	9.97%	1.09%	10.40%
Ratios to average net assets:
Operating expenses	1.01%	1.02%	1.03%	1.04%	1.06%
Net investment income	0.39%	0.97%	1.43%	1.18%	1.65%
Supplemental data:
Portfolio turnover rate	22.5%	26.3%	27.9%	50.8%	28.9%
Net assets, end of year (000’s)	$6,845,786	$5,443,865	$5,003,855	$4,830,219	$2,877,664

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.	37

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2014	2013	2012	2011	2010

Net asset value, beginning
of year	$17.39	$15.95	$15.56	$15.59	$14.59

Increase from investment
operations:(a)
Net investment income(b)	0.08	0.16	0.23	0.20	0.17
Net realized and unrealized gain	1.10	2.00	1.16	0.20	1.25

Increase from investment operations	1.18	2.16	1.39	0.40	1.42

Decrease from distributions:
Net investment income	(0.41)	(0.44)	(0.23)	(0.02)	(0.16)
Net realized gain on investments	(0.32)	(0.28)	(0.77)	(0.41)	(0.26)

Decrease from distributions	(0.73)	(0.72)	(1.00)	(0.43)	(0.42)

Net asset value, end of year	$17.84	$17.39	$15.95	$15.56	$15.59

Total return(c)	7.05%	14.09%	9.53%	2.56%	9.96	%(d)
Ratios to average net assets:
Net operating expenses	1.26%	1.26%	1.27%	1.30%	1.39%
Net investment income	0.45%	0.97%	1.52%	1.19%	1.13%
Supplemental data:
Portfolio turnover rate	23.4%	40.1%	29.9%	54.3%	28.1%
Net assets, end of year (000’s)	$391,494	$377,043	$409,163	$371,560	$240,245

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.

38	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2014	2013	2012	2011		2010

Net asset value, beginning
of year	$17.14	$15.74	$15.35	$15.48		$14.51

Increase from investment
operations:(a)
Net investment income (loss)(b)	(0.06)	0.04	0.11	0.07		0.06
Net realized and unrealized gain	1.11	1.96	1.15	0.21		1.23

Increase from investment operations	1.05	2.00	1.26	0.28		1.29

Decrease from distributions:
Net investment income	(0.29)	(0.32)	(0.10)	—		(0.06)
Net realized gain on investments	(0.32)	(0.28)	(0.77)	(0.41)		(0.26)

Decrease from distributions	(0.61)	(0.60)	(0.87)	(0.41)		(0.32)

Net asset value, end of year	$17.58	$17.14	$15.74	$15.35		$15.48

Total return(c)	6.29%	13.18%	8.76%	1.76	%(d)	9.05	%(d)
Ratios to average net assets:
Net operating expenses	2.01%	2.01%	2.02%	2.06%		2.15	%(e)
Net investment income (loss)	(0.32)%	0.26%	0.74%	0.42%		0.41	%(f)
Supplemental data:
Portfolio turnover rate	23.4%	40.1%	29.9%	54.3%		28.1%
Net assets, end of year (000’s)	$82,359	$81,804	$77,882	$79,196		$55,824

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% for the year ended September 30, 2010.
(f)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% for the year ended September 30, 2010.

See Notes to Financial Statements.	39

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.43	$15.99	$15.60	$15.62	$14.62

Increase from investment operations:(a)
Net investment income(b)	0.12	0.21	0.27	0.24	0.21
Net realized and unrealized gain	1.12	1.99	1.16	0.21	1.24

Increase from investment operations	1.24	2.20	1.43	0.45	1.45

Decrease from distributions:
Net investment income	(0.46)	(0.48)	(0.27)	(0.06)	(0.19)
Net realized gain on investments	(0.32)	(0.28)	(0.77)	(0.41)	(0.26)

Decrease from distributions	(0.78)	(0.76)	(1.04)	(0.47)	(0.45)

Net asset value, end of year	$17.89	$17.43	$15.99	$15.60	$15.62

Total return(c)	7.36%	14.34%	9.81%	2.86%	10.19	%(d)
Ratios to average net assets:
Net operating expenses	1.01%	1.01%	1.02%	1.05%	1.13%
Net investment income	0.69%	1.31%	1.79%	1.45%	1.44%
Supplemental data:
Portfolio turnover rate	23.4%	40.1%	29.9%	54.3%	28.1%
Net assets, end of year (000’s)	$3,136,324	$2,847,380	$2,280,940	$1,813,032	$1,067,427

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.

40	See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services – Investment Companies.

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds.  The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Exchange-traded options are generally valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Exchange traded options may also be valued at the mean of the bid and asked quotations on an exchange at closing. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments having a maturity of 60 days or less as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the OTC market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

41

Notes to Financial Statements	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement.  The Funds adhere to FASB Accounting Standards Codification 820-10-65 (“ASC 820-10-65”), Fair Value Measurements and Disclosures and Accounting Standards Update No. 2011-04, Fair Value Measurement and Disclosures - Amendments to Achieve Common Fair Value Measurement Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (ASU 2011 - 04). ASC 820-10-65 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and requires additional disclosure about fair value. ASU 2011-04 provides for the disclosure of any transfers between Level 1, Level 2 and Level 3 investments. The hierarchy of inputs is summarized below:

•	Level 1 –	quoted prices in active markets for identical investments

•	Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,785,137,484	—	—	$2,785,137,484
United States	2,474,448,185	—	—	2,474,448,185
Preferred stocks	117,622,421	—	—	117,622,421
Corporate notes & bonds	9,696,514	$538,192,650	—	547,889,164
Sovereign government bonds	—	347,234,805	—	347,234,805
Commodities	292,792,391	—	—	292,792,391
Short-term investments	—	3,755,750,907	—	3,755,750,907
Unrealized appreciation on open forward
foreign currency contracts	—	51,509,746	—	51,509,746

Total assets	$5,679,696,995	$4,692,688,108	—	$10,372,385,103

LIABILITIES

Unrealized depreciation on open
forward foreign currency contracts	—	$(31,415)	—	$(31,415)
Written options	$(104,662)	—	—	(104,662)

Total liabilities	$(104,662)	$(31,415)	—	$(136,077)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, the Worldwide Fund had transfers of $9,696,514 from Level 2 to Level 1 as a result of the Fund using a last sale price. For the years ended September 30, 2014 and September 30, 2013, there were no Level 3 assets or liabilities held in the Worldwide Fund.

42

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,062,562,973	$842,635	—	$2,063,405,608
United States	102,979,829	—	—	102,979,829
Preferred stocks	853,280	—	—	853,280
Corporate notes & bonds	—	204,254,718	—	204,254,718
Sovereign government bonds	—	174,046,713	—	174,046,713
Commodities	118,662,092	—	—	118,662,092
Short-term investments	—	895,675,724	—	895,675,724
Unrealized appreciation on open forward
foreign currency contracts	—	36,206,721	—	36,206,721

Total assets	$2,285,058,174	$1,311,026,511	—	$3,596,084,685

LIABILITIES

Unrealized depreciation on open
forward foreign currency contracts	—	$(15,230)	—	$(15,230)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, the International Fund had transfers of $842,635 from Level 1 to Level 2 as a result of the use of quoted prices in the absence of last sale prices. In addition, the International Fund had transfers of $275,450 from Level 2 to Level 1 as a result of the Fund using last sale prices. For the years ended September 30, 2014 and September 30, 2013, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized foreign currency gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

43

Notes to Financial Statements	IVA Funds

The Funds adhere to the provisions of the FASB Accounting Standards Codification 740-10 (“ASC 740-10”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current, 2013, 2012 and 2011) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the year ended September 30, 2014, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes incurred for the year ended September 30, 2014 can be found in the Statements of Operations. For the year ended September 30, 2014, the Funds had not paid any foreign capital gains taxes.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions.  During the year ended September 30, 2014, the Worldwide Fund had written covered puts and calls on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade shortterm obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Foreign Investment Risk.  Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk.  Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

44

Notes to Financial Statements	IVA Funds

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the year ended September 30, 2014 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2014 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund

Purchases	$1,456,757,318	$735,561,127

Sales	$1,844,062,874	$591,439,104

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2014.

	Worldwide Fund	International Fund

Cost basis of investments	$9,012,355,981	$3,187,289,022

Gross unrealized appreciation	$1,474,386,713	$467,496,673

Gross unrealized depreciation	$(165,867,337)	$(94,907,731)

Net unrealized appreciation	$1,308,519,376	$372,588,942

For the year ended September 30, 2014, written options transactions for the Worldwide Fund were as follows:

	Number of Contracts		Premiums

Written Options, outstanding September 30, 2013	(749)		$(5,976,952)
Options written/received	(5,491	)(a)	(430,473)
Options exercised	—		—
Options expired	—		—

Written Options, outstanding September 30, 2014	(6,240)		$(6,407,425)

(a) Includes options received as the result of a stock split on the underlying equity.

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2014, these instruments included written put and call options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

45

Notes to Financial Statements	IVA Funds

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2014, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2014.

Worldwide Fund
	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$51,509,746

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	(31,415)

Equity	Written options	(104,662)

Total		$51,373,669

International Fund
	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$36,206,721

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	(15,230)

Total		$36,191,491

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2014.

Worldwide Fund
			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$20,242,009	$71,549,824

Equity	Written options	—	4,047,854

Total		$20,242,009	$75,597,678

46

Notes to Financial Statements	IVA Funds

International Fund
			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$21,241,254	$47,060,637

During the year ended September 30, 2014, the Worldwide Fund had average notional values of $1,093,766,722 and $33,773,630 on open forward foreign currency contracts to sell and written options, respectively.

During the year ended September 30, 2014, the International Fund had average notional values of $731,595,946 on open forward foreign currency contracts to sell.

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable Master Netting Agreement with such counterparty. A Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all foreign currency contracts outstanding on a given settlement date. At September 30, 2014, the Funds had not elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund
		Gross Amount		Net Exposure
	Gross Amount	Offset in the		Presented in the
	of Recognized	Statements of	Collateral	Statements of Assets
Counterparty	Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$51,509,746	—	—	$51,509,746

		Gross Amount		Net Exposure
	Gross Amount	Offset in the		Presented in the
	of Recognized	Statements of	Collateral	Statements of Assets
Counterparty	Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ (31,415)	—	—	$ (31,415)

		Gross Amount		Net Exposure
	Gross Amount	Offset in the		Presented in the
	of Recognized	Statements of	Collateral	Statements of Assets
Counterparty	Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$36,206,721	—	—	$36,206,721

		Gross Amount		Net Exposure
	Gross Amount	Offset in the		Presented in the
	of Recognized	Statements of	Collateral	Statements of Assets
Counterparty	Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$ (15,230)	—	—	$ (15,230)

47

Notes to Financial Statements	IVA Funds

Note 5 – Shares of Beneficial Interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of each Fund were as follows:

Worldwide Fund

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013

	Shares	Amount	Shares	Amount

Class A
Shares sold	18,583,533	$338,398,771	18,413,860	$310,105,285
Shares reinvested	4,953,343	86,435,856	3,463,152	54,925,601
Shares repurchased	(43,913,382)	(810,199,547)	(37,967,036)	(632,874,677)

Net Decrease	(20,376,506)	$(385,364,920)	(16,090,024)	$(267,843,791)

Class C
Shares sold	6,823,813	$122,964,603	4,319,841	$71,921,490
Shares reinvested	1,910,009	33,138,649	1,249,500	19,704,615
Shares repurchased	(8,570,131)	(155,543,263)	(19,450,429)	(319,036,601)

Net Increase (Decrease)	163,691	$559,989	(13,881,088)	$(227,410,496)

Class I
Shares sold	92,707,417	$1,705,149,881	65,641,694	$1,100,904,330
Shares reinvested	10,962,806	191,300,963	7,159,888	113,484,222
Shares repurchased	(38,507,168)	(701,524,770)	(78,164,919)	(1,299,152,206)

Net Increase (Decrease)	65,163,055	$1,194,926,074	(5,363,337)	$(84,763,654)

International Fund
	Year Ended		Year Ended
	September 30, 2014		September 30, 2013

	Shares	Amount	Shares	Amount

Class A
Shares sold	4,790,171	$83,213,482	3,506,749	$57,103,069
Shares reinvested	787,171	13,334,672	1,008,489	15,641,658
Shares repurchased	(5,317,956)	(93,980,783)	(8,480,066)	(138,134,135)

Net Increase (Decrease)	259,386	$2,567,371	(3,964,828)	$(65,389,408)

Class C
Shares sold	511,859	$8,892,285	423,358	$6,803,977
Shares reinvested	135,252	2,269,527	143,204	2,202,481
Shares repurchased	(733,753)	(12,772,262)	(743,382)	(11,968,860)

Net Decrease	(86,642)	$(1,610,450)	(176,820)	$(2,962,402)

Class I
Shares sold	26,528,765	$468,696,835	35,416,832	$580,586,959
Shares reinvested	6,230,547	105,545,467	5,622,337	87,202,441
Shares repurchased	(20,768,298)	(366,634,635)	(20,345,539)	(332,646,163)

Net Increase	11,991,014	$207,607,667	20,693,630	$335,143,237

48

Notes to Financial Statements	IVA Funds

Redemption Fees.  The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fee is to deter excessive, shortterm trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longerterm shareholders from such costs.

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2014 was as follows:

	Worldwide	International
	Fund	Fund

Distributions Paid From:

Ordinary income	$158,762,875	$85,687,029

Long-Term gains	$235,182,820	$61,479,325

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	Worldwide	International
	Fund	Fund

Undistributed net investment income	$134,210,469	$108,190,836

Undistributed realized gains	301,797,952	79,633,623

Other book/tax temporary differences(a)	(141,281)	(102,630)

Unrealized appreciation(b)	1,314,165,216	371,465,899

Total accumulated earnings	$1,750,032,356	$559,187,728

(a)	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the treatment of passive foreign investment companies, the tax deferral of losses on wash sales and forward foreign currency contracts.

Reclassification.  U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the fiscal year ended September 30, 2014, the following reclassifications have been made:

	Worldwide	International
	Fund	Fund

Undistributed net investment income	$16,029,283	$18,414,305

Accumulated net realized loss	$(39,708,039)	$(24,397,987)

Paid-in-capital	$23,678,756	$5,983,682

49

Report of Independent Registered Public Accounting Firm	IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IVA Fiduciary Trust (comprising, respectively, the IVA Worldwide Fund and the IVA International Fund) (the “Funds”), as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the IVA Fiduciary Trust at September 30, 2014, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston Massachusetts
November 20, 2014

50

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)
Number of
Portfolios
		Term of		in the Fund
	Position(s)	Office(b) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Adele R. Wailand	Trustee and	since 2008	Corporate Secretary,	2	None.
(1949)	Chair of the		Case, Pomeroy &
	Board		Company, Inc.
(“Case, Pomeroy”)
(real estate and
investments);
Vice President &
General Counsel,
Case, Pomeroy
(prior to 2011).

Manu Bammi	Trustee	since 2008	Founder and Chief	2	None.
(1962)			Executive Officer,
SmartAnalyst, Inc.
(provider of research
and analytics and
decision support
to businesses).

Ronald S. Gutstein	Trustee	since 2008	Institutional Trader	2	None.
(1971)			and Market Maker,
Access Securities
(an institutional
broker-dealer).

William M. Rose	Trustee	since 2013	Member, Investment	2	Director, Ocean
(1945)			Advisory Committee,		Training
			CYMI, Inc. (family		Governance
			office) (since 2011);		Foundation
			President/Chief		(since 2013)
			Investment Officer/		(a Canadian
			Strategist, Okabena		not-for profit
			Investment Services		organization
			(registered investment		based in
			advisor) (2006-2011).		Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation, removal or retirement from the Board. The current retirement age is 75.

51

Trustees and Officers (unaudited)	IVA Funds

Interested Trustees
Number of
Portfolios
		Term of		in the Fund
	Position(s)	Office(a) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010); CEO and Research Analyst, the Adviser (2007-2010).	2	None.

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Term of
Office and
	Position(s)	Length of
	Held with	Time
Name (Birth Year) and Address(a)	the Trust	Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Information Technology Manager, the Adviser (since 2014); Fund Operations Manager, the Adviser (from 2009 to 2014); Director, Morgan Stanley (from 2007 to 2009).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

52

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At telephonic meetings held on May 5, 2014 and May 13, 2014 and at an in-person meeting held on May 20, 2014, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund; (ii) information as to the advisory fee rates paid to the Adviser by each Fund and each other fund or account managed by the Adviser; (iii) information as to the advisory fee rates paid by mutual funds to other advisers selected by Morningstar, Inc. (“Morningstar”); (iv) a description of the personnel and the nature and quality of the services provided by the Adviser; (v) information on compliance matters; (vi) comparative information on investment performance of the Funds; and (vii) information regarding brokerage and portfolio transactions of the Funds.

The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, the Morningstar 15(c)Report to the Board of Trustees (the “Morningstar Report”) containing detailed advisory fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “category” as determined by the Morningstar methodology. The Independent Trustees also reviewed the memorandum prepared by Sidley Austin LLP (“Sidley Austin”), Independent Trustee Counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

The Adviser also had provided the Independent Trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Trustees met throughout the year with the Portfolio Managers of the Funds (the “Portfolio Managers”). It was noted that the Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund.

In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. The Independent Trustees were satisfied that the information requested, including the supplemental information requested, provided the Independent Trustees with the information that they believed, in the exercise of their business judgment, was pertinent, sufficient and comprehensive for the purposes of their evaluation of the continuation of each agreement and each plan. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and Portfolio Managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the Portfolio Managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the significant growth of the Funds during the period since inception was noted, as well as the Funds imposition of a soft close and its subsequent impact on asset growth. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. After considering the above factors, the Trustees concluded that the nature, quality and extent of services provided by the Adviser are adequate and appropriate and would continue to be suitable for each Fund. The Independent Trustees’ evaluation of the nature and quality of the services provided to the Adviser supported continuation of the Advisory Agreement.

53

Additional Information (unaudited)	IVA Funds

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Morningstar peer funds, the Morningstar category funds and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that the Morningstar Report presented performance information since inception and for the one-year, three-year and five-year periods ended December 31, 2013. It was noted that, since inception, the IVA Worldwide Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and certain risk-adjusted performance bases as presented in the Morningstar Report. For the one-year, three-year and five-year periods, it was noted that the IVA Worldwide Fund underperformed the median of the Morningstar peer group funds on an absolute basis, but outperformed the median of the Morningstar peer group funds on most risk-adjusted performance bases in the Morningstar Report, and outperformed the median of the Morningstar category funds on an absolute basis and all risk-adjusted performance bases in the Morningstar Report. Similarly, with respect to the IVA International Fund, the Independent Trustees noted that since inception, the Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and certain risk-adjusted performance bases in the Morningstar Report. It was noted that for the one-year and five-year periods, IVA International Fund underperformed the median of the Morningstar peer group and Morningstar category funds on an absolute basis, but outperformed the median of the Morningstar peer group funds and Morningstar category funds on most risk-adjusted performance measures in the Morningstar Report. For the three-year period, it was noted that the IVA International Fund outperformed the median of the Morningstar peer group funds on an absolute basis, underperformed the median of the Morningstar category funds on an absolute basis and outperformed the median of the Morningstar peer group and Morningstar category funds on most risk-adjusted performance measures in the Morningstar Report. Since inception, the Independent Trustees also noted that the performance of the IVA Worldwide Fund and the IVA International Fund exceeded the performance of each Fund’s benchmark index (the MSCI All Country World Index in the case of the IVA Worldwide Fund, and the MSCI All Country World ex-U.S. Index in the case of the IVA International Fund), that the IVA Worldwide Fund underperformed its benchmark index for the one-year, three year and five-year periods ended December 31, 2013, and that the IVA International Fund outperformed its benchmark index for the one year, three-year and five-year periods ended December 31, 2013. The Independent Trustees considered the performance of the Funds in light of the Adviser’s investment approach of focusing on preservation of capital over the short-term and seeking to outperform each Fund’s benchmark over the longer term representing a full market cycle, each Fund’s asset allocation and the overall financial market conditions. Additionally, each Fund’s upside and downside capture percentages as reported by Morningstar were noted. They also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as the expense ratio of each Fund. The Independent Trustees considered each Fund’s effective advisory fee rate at different asset levels compared to the Morningstar peer group and category funds. It was noted that each Fund’s effective advisory fee rate was above the median for the Morningstar peer group and category funds. It was noted that a number of advisors in the Morningstar peer group and category receive a separate payment from the Funds for administrative services provided by the advisor, but that the Adviser does not receive such a payment from the Funds. The Independent Trustees noted that when these separate administrative fees are considered, the Adviser’s fee charged for management services for both Funds is closer to the Morningstar peer group and category medians as of December 31, 2013. The Independent Trustees also noted that the IVA Worldwide Fund’s net and gross expense ratios were lower than the median of the Morningstar category funds for Class A shares, but higher than the median of the Morningstar peer group funds for Class A shares, and that the net expense ratio was at the median and the gross expense ratio was lower than the median of the Morningstar category funds for Class I shares. The Independent Trustees also noted that the IVA International Fund’s net and gross expense ratios were lower than the median of the Morningstar peer group and category funds for Class A shares, but the net expense ratio was slightly higher and the gross expense ratio was lower than the medians of the Morningstar category funds from Class I shares. The Independent Trustees noted that the net and gross expense ratios for each Fund had declined since the Funds commenced operations and that this decline correlated with the growth in the assets of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

The Independent Trustees also reviewed the fee schedule in effect for the Adviser’s managed separate accounts, and considered that the fees charged to those accounts were lower than those charged to the Funds. The Independent Trustees were aware of the significant shareholder services, legal and regulatory requirements associated with the Adviser’s management of the Funds that was not required in servicing separate accounts.

The Independent Trustees had reviewed the portfolio transaction data for each Fund in the Morningstar Report, and noted that the brokerage fee and portfolio turnover ratio for each Fund were below the median of the applicable Morningstar peer group and category funds.

54

Additional Information (unaudited)	IVA Funds

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits, the change in profitability over time, and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the “soft dollar” research the Adviser receives from brokers which benefits the Funds and other Adviser clients and which might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness to soft close both Funds and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors, and that this would be expected to limit the Adviser’s profitability while benefitting shareholders. The Independent Trustees further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. They noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties. The Independent Trustees’ evaluation of the Adviser’s profitability supported continuation of the Advisory Agreement.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the expense ratio of each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. They also noted, however, that since the Funds were closed to most new investors, it was not likely that there would be a significant further increase in Fund assets, or a significant decrease in the expense ratio, in the foreseeable future, as evidenced by the relatively stable size of the Funds’ assets since the imposition of the soft close. The Independent Trustees again noted the continuing investment by the Adviser in both its infrastructure and staff which are expected to benefit the Funds and their shareholders. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary. The Independent Trustees’ evaluation of the economies of scale supported continuation of the Advisory Agreement.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment advisory contracts of other investment advisers managing funds deemed comparable as set forth in the Morningstar Report. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts and other investment funds. The Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided to the Funds, and was lower than or equal to the fees charged by the Adviser to its other investment funds. The Independent Trustees’ evaluation of the Adviser’s other fee arrangements and of comparable mutual funds advised by other advisers supported continuation of the Advisory Agreement.

No single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously recommended approval of the continuation of the Advisory Agreement for each Fund.

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

55

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b–1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014(a)
	Actual			Annualized	Expenses
	Total	Beginning	Ending	Expense	Paid During
	Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	1.59%	$1,000.00	$1,015.90	1.25%	$6.32
Class C	1.21%	1,000.00	1,012.10	2.00%	10.09
Class I	1.70%	1,000.00	1,017.00	1.00%	5.06
International Fund
Class A	1.48%	$1,000.00	$1,014.80	1.25%	$6.31
Class C	1.09%	1,000.00	1,010.90	2.00%	10.08
Class I	1.59%	1,000.00	1,015.90	1.00%	5.05

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014
	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
	Total Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06
International Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

56

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2014, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2014 are as follows:

	Foreign Source	Foreign Tax
	Income	Expense

Worldwide Fund	$0.16	$0.01

International Fund	$0.30	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2014. These shareholders will receive more detailed information along with their 2014 Form 1099-DIV.

57

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2.   Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c) The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.   Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one member serving on the registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Manu Bammi and William M. Rose and each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

The firm of Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended September 30, 2013 and September 30, 2014, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $72,500 and $80,000, respectively.

(b) Audit-Related Fees.
For the fiscal years ended September 30, 2013 and September 30, 2014, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2013 and September 30, 2014, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended September 30, 2013 and September 30, 2014, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $28,525 and $26,566, respectively. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2013 and September 30, 2014, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees.
For the fiscal years ended September 30, 2013 and September 30, 2014, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2013 and September 30, 2014, the aggregate fees in this category billed by E &Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted Pre-Approval Procedures on November 9, 2009, which generally permit:

Audit-Related Services consisting of: (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of: (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended September 30, 2013 and September 30, 2014, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $28,525 and $26,566, respectively.

For the twelve month periods ended September 30, 2013 and September 30, 2014, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.   Schedule of Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	December 2, 2014

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	December 2, 2014